Exhibit 10.2
FIFTH AMENDMENT TO CONSTRUCTION LOAN AGREEMENT
This Fifth Amendment to Construction Loan Agreement is dated as of the 17th day of July, 2008, and is by and between RED TRAIL ENERGY, LLC, a North Dakota limited liability company (“BORROWER”), and FIRST NATIONAL BANK OF OMAHA (“BANK”), a national banking association established at Omaha, Nebraska.
WHEREAS, the BANK and BORROWER executed a written Construction Loan Agreement dated as of December 16, 2005 (“AGREEMENT”).
Now, Therefore, in consideration of the AGREEMENT, and their mutual promises made herein, BANK and BORROWER agree as follows:
     1. Terms which are typed herein as all capitalized words and are not defined herein shall have same meanings as when described in the AGREEMENT.
     2. Effective immediately, Section 1.24 of the AGREEMENT is amended to read:
     1.24 “LOAN TERMINATION DATE” means the earliest to occur of the following: (i) as to the REVOLVING NOTE, July 16, 2009, as to FIXED RATE NOTE, 2007 FIXED RATE NOTE, VARIABLE RATE NOTE and as to LONG TERM REVOLVING NOTE, April 16, 2012, (ii) the date the OBLIGATIONS are accelerated pursuant to this AGREEMENT, and (iii) the date BANK has received (a) notice in writing from BORROWER of BORROWER’s election to terminate this AGREEMENT and (b) indefeasible payment in full of the OBLIGATIONS.
     3. BORROWER certifies by its execution hereof that the representations and warranties set forth in Section 5 of the AGREEMENT are true as of this date, and that no EVENT OF DEFAULT under the AGREEMENT, and no event which, with the giving of notice or passage of time or both, would become such an EVENT OF DEFAULT, has occurred as of this date.
     4. Except as amended hereby the parties ratify and confirm as binding upon them all of the terms of the AGREEMENT.

STATE OF North Dakota COUNTY OF Stark	) ) ss. )
     On this 25 day of September, 2008, before me, the undersigned, a Notary Public, personally appeared Mike Appert, Chairman of Red Trail Energy, LLC, on behalf of said entity, who executed the foregoing instrument, and acknowledged that he executed the same as his voluntary act and deed and that of the Company.

/s/ DEELL HOFF
Notary Public

STATE OF NORTH DAKOTA COUNTY OF STARK	) ) ss. )	DEELL HOFF Notary Public State of North Dakota My Commission Expires Oct. 21, 2011
     On this 25 day of Sept, 2008, before me, the undersigned, a Notary Public, personally appeared Jody Hoff, Vice-Chair of Red Trail Energy, LLC, on behalf of said entity, who executed the foregoing instrument, and acknowledged that he executed the same as his voluntary act and deed and that of the Company.

/s/ DEELL HOFF
Notary Public

DEELL HOFF Notary Public State of North Dakota My Commission Expires Oct. 21, 2011